SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 19, 2001
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                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)


        New Jersey                  1-1031                     22-0743290
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(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)              Identification No.)


Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ        08875-6707
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code (732) 469-8300
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                                                                   Page 2 of 3

                               RONSON CORPORATION
                                 FORM 8-K INDEX


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ITEM 5.    OTHER EVENTS                                            3

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS                       3



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                                                                   Page 3 of 3


Item 5.  Other Events

     The Registrant is a party to an employment agreement with Mr. Louis V. Aronson II, dated December 21, 1978, as amended. On September 19, 2001, this agreement was further amended. The amendment is attached hereto as Exhibit 10.

Item 7.  Financial Statements and Exhibits

          a)   Financial Statements: None.

          b)   Pro Forma Financial Information: None.

          c)   Exhibits:

               10. Amendment dated September 19, 2001, to Employment Agreement of December 21, 1978, as amended July 24, 1980, July 1, 1982, October 11, 1985, July 7, 1988, May 10, 1989, August 22, 1991, May 22, 1995, June 11, 1997, and
December 17, 1998, between Mr. Louis V. Aronson II and Ronson Corporation.


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Ronson Corporation



                                       /s/ Daryl K. Holcomb
                                       ------------------------
                                       Daryl K. Holcomb
                                       Vice President and
                                       Chief Financial Officer,
                                       Controller and Treasurer


Date:  October 23, 2001